UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

LL FLOORING HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

F9 INVESTMENTS, LLC

THOMAS D. SULLIVAN

JOHN JASON DELVES

JILL WITTER

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The materials attached hereto as Exhibit 1 will accompany the solicitation of proxies from certain stockholders of LL Flooring Holdings, LLC (the “Company”) for the 2024 Annual Meeting of Stockholders of the Company by F9 Investments, LLC, Thomas D. Sullivan, John Jason Delves and Jill Witter.

Exhibit 1

Protect your investment in LL flooring. Vote now put the Groove cack in LL IT IS TIME TO REDO THE FLOORING COMPANY AND YOUR VOTE IS NEEDED BEFORE IT’S TOO LATE VOTE THE GOLD PROXY BY JULY 9, 2024 THREE EASY WAYS TO VOTE YOUR VOTE IS IMPORTANT – VPTE TPDAY ! ONLINE VOTE BY INTERNET: Go to www.porxyvote.com have your control number listed on the voting form ready and follow the simple instructions. Phone vote by phone: please call the toll free number listed on your voting form. Have your control number listed on the voting form ready and follow the simple instructions. MAIL VOTE BY MAIL: Mark, sign and date you voting form and return it in the postage-paid return envelope.